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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

 December 15, 2003

Liberté Investors Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6802 (Commission File No.)	75-1328153 (IRS Employer Identification No.)

200 Crescent Court, Suite 1365
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 871-5935

Item 5.    Other Events

        Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated December 15, 2003, announcing that the Registrant has entered into a definitive merger agreement under which the Registrant will acquire USAuto Holdings, a Tennessee-based provider of non-standard consumer automobile insurance. The press release contained in Exhibit 99.1 is incorporated herein by reference.

        Also enclosed herewith as Exhibit 99.2 is a copy of the Registrant's press release dated December 15, 2003, announcing that that the Registrant has filed a registration statement relating to a $50 million rights offering. The purpose of the rights offering is to partially fund the proposed acquisition of USAuto Holdings. The press release contained in Exhibit 99.2 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

99.1	Press Release dated December 15, 2003.
99.2	Press Release dated December 15, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberté Investors Inc.
Date: December 15, 2003	By:	/s/ ELLEN V. BILLINGS Name: Ellen V. Billings Title: Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 15, 2003.
99.2	Press Release dated December 15, 2003.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits .
SIGNATURES
EXHIBIT INDEX